GOODWILL	6 Months Ended
Jun. 30, 2023
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL

NOTE 6 – GOODWILL

The Company has two reporting units, Titan and Recoup. As of June 30, 2023 and December 31, 2022, the goodwill for both reporting units was $0 and $0, respectively. Due to the Titan Merger and the resulting recognition of goodwill from the reverse acquisition, the Company recognized goodwill of $22,319,908 for the Recoup reporting unit on the Titan Merger acquisition date.

As a result of the historical net losses of TraQiQ, the Company concluded it was more likely than not that the fair value of the reporting unit was less than it’s carrying amount. Therefore, the Company performed an impairment assessment of the goodwill.

The fair value of the Recoup reporting unit was estimated using an income approach and included assumptions related to estimates of future revenue and operating expenses, long-term growth rates, a technology obsolescence rate, and a discount rate. As of June 30, 2023, the quantitative impairment test indicated a fair value of the reporting unit that was lower than it’s carrying value, and as a result, the goodwill was impaired with an impairment expense of $15,669,287.